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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2003

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                         WORLDWIDE FLIGHT SERVICES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      DELAWARE                      333-88593                   75-1932711
  (STATE OR OTHER               (COMMISSION FILE             (I.R.S. EMPLOYER
  JURISDICTION OF                     NUMBER)                IDENTIFICATION NO.)
   INCORPORATION)

                        1925 WEST JOHN CARPENTER FREEWAY
                                    SUITE 450
                               IRVING, TEXAS 75063

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (972) 629-5000


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Item 5. Other Events.

         Pursuant to the Indenture dated as of August 12, 1999 relating to the Company's 12-1/4% Senior Notes due 2007, Series B (the "Notes"), the Company is issuing a Notice of Redemption on June 17, 2003 to redeem on August 15, 2003 (the "Redemption Date") the Notes in the outstanding principal amount of $38,452,000, at the redemption price of 106.125% of the principal amount thereof plus accrued and unpaid interest on the Notes to the Redemption Date, which equals $1,061.25 for each $1,000 principal amount of the outstanding Notes, plus accrued and unpaid interest thereon to the Redemption Date. From and after the Redemption Date interest on the Notes will cease to accrue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Worldwide Flight Services, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WORLDWIDE FLIGHT SERVICES, INC.


                                   By:    /s/ Jean-Francois Gouedard
                                          --------------------------------------
                                   Name:  Jean-Francois Gouedard
                                   Title: President and Chief Executive Officer


Date: June 17, 2003



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